[LOGO]

   ADVANTUS
FAMILY OF FUNDS

ANNUAL REPORT TO SHAREHOLDERS
ADVANTUS MORTGAGE SECURITIES FUND

SEPTEMBER 30, 1997

ADVANTUS MORTGAGE SECURITIES FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          10

STATEMENT OF OPERATIONS                      11

STATEMENTS OF CHANGES IN NET ASSETS          12

NOTES TO FINANCIAL STATEMENTS                13

INDEPENDENT AUDITORS' REPORT                 18

FEDERAL INCOME TAX INFORMATION               19

SHAREHOLDER SERVICES                         21

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

The 1997 fiscal year has been a rewarding one for investors. On the equity side, despite the anticipation of a market downturn, the equity market continued to climb. Over the twelve months ending September 30, 1997, the S&P 500* gained
40.5 percent; over 26 percent of that gain was for the trailing six months. We saw a slight market decline of 5.5 percent in August, but stocks bounced back by the end of September.

As the stock market continues to push forward, some investors lose sight of the importance of maintaining a position of their assets in bonds. Investors who diversify their portfolio assets between stocks and bonds can better position their portfolio in the event of stock market downturns. There was not a stock market correction of major significance during this reporting period.

The bond market demonstrated strong performance throughout 1997. For the twelve months ending September 30, 1997, the Lehman Corporate Bond Index** returned
10.8 percent. This is a 6 percent increase over last year's return. Stable interest rates and low inflation have contributed to the bond market's stellar performance.

Your Advantus Family of Funds includes a range of equity and bond offerings. I recommend that you talk with your Ascend financial representative to ensure that your portfolio has an appropriate balance for your situation. As we continue to watch the stock market hit new highs, we cannot assume that upward moves are a continuing trend.

In the pages that follow, the Fund's manager will give you more information about the economy and conditions within the market that may have affected the Fund during this reporting period. The manager will specifically discuss your Advantus Fund's performance and share some strategies that were used to manage the Fund.

We assert that a long-range view of investing provides the greatest benefit to our shareholders. We encourage you to maintain a long-range view, and we believe that you will derive the greatest benefit by doing so.

Sincerely,

      [SIGNATURE]
Paul Gooding, President
Advantus Capital Management, Inc.

*The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Index includes approximately 380 industrials, 10 transportations, 45 financials, and 65 utilities.
**The Lehman Corporate Bond Index includes all fixed-rate, publicly traded, investment grade corporate debt with at least one year to maturity and $50 million par value outstanding.

ADVANTUS MORTGAGE SECURITIES FUND
PERFORMANCE UPDATE
[PHOTO]
KENT WEBER, CFA
PORTFOLIO MANAGER
The Advantus Mortgage Securities Fund is a mutual fund designed for investors seeking a high level of current income consistent with prudent investment risk.
The Fund hopes to achieve its income
objective by investing primarily in a
diversified portfolio of mortgage-related securities.
  -Dividends declared daily and paid monthly.
  -Capital gains distributions paid annually.

PERFORMANCE

The performance of your Advantus Mortgage Securities Fund for the year ended September 30, 1997 was as follows for the three classes of shares currently outstanding:

Class A............................   10.4 percent*
Class B............................    9.7 percent*
Class C............................    9.7 percent*

Our twelve month performance was strong enough to outdistance the 9.2 percent return registered by Lipper's U.S. Mortgage Category** and the 10.0 percent return compiled by Lehman Brothers Mortgage-Backed Securities Index+ over the same period.

PORTFOLIO RECAP

The mortgage market continues to benefit from the economy's return to a kinder and gentler interest rate environment. An interest rate environment characterized by the reunion of lower volatility and a narrow trading range. Patiently, mortgage investors have watched intermediate-term interest rates grind back and forth between 6.0 percent and 7.0 percent and therefore prepayment uncertainty has not been an issue.

In this type of environment, it's not uncommon to find institutional mortgage investors focusing on nice, clean, easy assets. One example of this trend is the concentration of buyers in the more straight forward pass-through securities market. This infatuation with pass-through securities has mushroomed over the last twelve months to a point where strong demand and solid fundamentals has moved the prices on these securities to the fuller end of their relative value range. While we do hold core positions in many of the more straight forward sectors, like pass-through securities, we have been underweighted (relative to the Lehman Brothers Mortgage-Backed Securities Index+) in these sectors throughout most of the year.

The majority of our efforts have focused on adding value by selecting securities that have a little more complexity and character to them or require more creative analysis through the knowledge of multiple types of mortgage securities. To this extent we have systematically increased our allocation to commercial mortgage securities and collateralized mortgage obligations. Like the pass-through sector, these sectors have also benefited from favorable market conditions and moved higher in price.

Your Fund is constructed of solid securities from different sectors of the mortgage market. This balanced approach positions us well to reap the potential benefits that the mortgage market has to offer. Currently, our asset allocation is represented by 40 percent residential pass-throughs, 9 percent commercial mortgage securities, 1 percent asset-backed securities, 43 percent

                                                               ADVANTUS MORTGAGE
                                                                 SECURITIES FUND
                                                              SEPTEMBER 30, 1997
collateralized mortgage obligations and 7 percent cash. Finally, to complete the investment picture, we turn to our duration position. At year end, the duration on your Fund was 3.6 years which places it moderately longer than the benchmark Lehman Brothers Mortgage-Backed Securities Index+ at 3.2 years.

OUTLOOK

The economy continues to work in a grove of moderate growth, low inflation and low unemployment. Unfortunately, the current generation of investors is not accustomed to the combination of these events remaining in alignment for any extended period of time without a flare up of inflation which historically has lead to higher interest rates. Therefore, it's not surprising to see the market experiencing a heightened level of uncertainty about the future direction of monetary policy by the Federal Reserve. Nevertheless, as long as the Federal Reserve remains proactive and continues to position itself as an inflation fighting machine, this environment could press forward and once again deliver solid single digit returns to the mortgage investors over the next twelve months.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**Average return of 59 mortgage-backed securities funds according to Lipper Analytical Services.
+The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

ADVANTUS MORTGAGE
SECURITIES FUND
SEPTEMBER 30, 1997

 COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS MORTGAGE SECURITIES FUND, LEHMAN BROTHER'S GNMA INDEX AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Mortgage Securities Fund compared to the Lehman Brother's GNMA Index and the Consumer Price Index. The three lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1987 through September 30, 1997. The three lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares (August 19, 1994 and March 1, 1995, respectively) through September 30, 1997.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             CLASS A    LEHMAN BROTHER'S GNMA INDEX      CPI
9/30/87                       $10,000                        $10,000    $10,000
10/31/87                       $9,932                         $9,950    $10,550
10/31/88                      $11,250                        $11,321    $10,999
10/31/89                      $12,355                        $12,613    $11,503
10/31/90                      $13,148                        $13,659    $12,227
10/31/91                      $15,253                        $15,993    $12,585
10/31/92                      $16,503                        $17,400    $12,988
10/31/93                      $18,389                        $18,717    $13,336
9/30/94                       $17,590                        $18,595    $13,740
9/30/95                       $19,970                        $21,212    $14,042
9/30/96                       $20,934                        $22,458    $14,464
9/30/97                       $23,105                        $24,763    $14,785
Average annual total
return:
One year                         4.9%
Five year                        5.5%
Ten year                         8.7%

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             CLASS B    LEHMAN BROTHER'S GNMA INDEX      CPI
8/19/94                       $10,000                        $10,000    $10,000
9/30/94                        $9,928                         $9,874    $10,067
9/30/95                       $10,742                        $11,264    $10,289
9/30/96                       $11,297                        $11,926    $10,598
9/30/97                       $12,521                        $13,150    $10,833
Average annual total
return:
One year                         4.7%
Since inception (8/19/94)        7.5%

                                                               ADVANTUS MORTGAGE
                                                                 SECURITIES FUND
                                                              SEPTEMBER 30, 1997

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                             CLASS C    LEHMAN BROTHER'S GNMA INDEX      CPI
3/01/95                       $10,000                        $10,000    $10,000
9/30/95                       $10,791                        $10,817    $10,146
9/30/96                       $11,230                        $11,452    $10,450
9/30/97                       $12,314                        $12,628    $10,682
Average annual total
return:
One year                         9.7%
Since inception (3/1/95)         8.4%

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS MORTGAGE
SECURITIES FUND
SEPTEMBER 30, 1997

             PRUDENT SECTOR DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                   5.3%
FHLMC                                2.7%
GNMA                                23.8%
Vendee Mortgage Trust               13.9%
Mortgage-Backed Securities          52.8%
Preferred Stock                      1.5%

    HIGH QUALITY ASSETS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                   5.3%
Preferred Stock                      1.5%
AAA Rated                           64.1%
AA Rated                             7.1%
A Rated                             11.2%
BBB Rated                           10.8%

                                 SOLID LIQUIDITY
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                   5.3%
Preferred Stock                      1.5%
Private 144A Issues                  9.3%
Public Issues                       83.9%

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1997
           (Percentages of each investment category relate to total net assets.)

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(a)
---------                                                                            ------------
LONG-TERM DEBT SECURITIES (93.2%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (40.4%)
      Federal Home Loan Mortgage Corporation (FHLMC) (2.7%)
$ 381,979  ..................................................     7.000%   12/01/22  $    383,792
  610,001  ..................................................     6.500%   12/01/23       600,235
                                                                                     ------------
                                                                                          984,027
                                                                                     ------------
      Government National Mortgage Association (GNMA) (23.8%)
  339,114  ..................................................     8.500%   05/20/17       359,654
  300,979  ..................................................     8.000%   07/15/16       313,352
  227,537  ..................................................     7.000%   04/15/16       227,514
  698,373  ..................................................     8.500%   05/20/17       740,673
   79,549  ..................................................     7.000%   02/15/17        80,107
  414,067  ..................................................     8.500%   04/20/17       439,147
  301,573  ..................................................     7.000%   04/15/17       303,687
  338,049  ..................................................     7.000%   12/15/16       340,553
  354,742  ..................................................     7.000%   04/15/17       357,228
  402,034  ..................................................     7.000%   10/15/17       404,852
  494,643  ..................................................     8.000%   10/20/15       515,962
  543,114  ..................................................     8.000%   03/15/16       565,441
  590,089  ..................................................     7.500%   07/20/16       602,126
  122,851  ..................................................     7.000%   09/15/16       123,761
  295,064  ..................................................     7.000%   04/15/17       297,132
  310,170  ..................................................     8.000%   12/15/15       323,510
  524,999  ..................................................     7.000%   09/15/16       528,889
  321,396  ..................................................     7.000%   05/15/17       323,649
  288,399  ..................................................     7.500%   12/20/15       294,337
  374,049  ..................................................     7.000%   10/15/17       376,671
  210,818  ..................................................     7.000%   05/15/17       212,294
  886,539  Project Loan (d)..................................     8.000%   12/01/16       917,568
   18,261  Project Loan......................................     8.000%   05/15/17        18,859
                                                                                     ------------
                                                                                        8,666,966
                                                                                     ------------
      Vendee Mortgage Trust (13.9%)
  663,348  Vendee (c)........................................     7.206%   02/15/25       674,235
1,000,000  Vendee (c)........................................     8.000%   07/15/18     1,049,375
  917,933  Vendee (c)........................................     7.793%   02/15/25       952,643
  928,190  Vendee (c)........................................     8.465%   05/15/24       992,003
1,300,681  Vendee (c)........................................     8.293%   12/15/26     1,386,444
                                                                                     ------------
                                                                                        5,054,700
                                                                                     ------------
           Total U.S. government and agencies obligations (cost: $14,215,700)......    14,705,693
                                                                                     ------------

              See accompanying notes to investments in securities.

ADVANTUS MORTGAGE SECURITIES FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(a)
---------                                                                            ------------
  OTHER MORTGAGE-BACKED SECURITIES (52.8%)
      Asset-Backed Securities (1.2%)
$ 446,016  Green Tree Financial Corporation..................     6.900%   02/15/04  $    445,762
                                                                                     ------------
      Collateralized Mortgage Obligations/Mortgage Revenue Bonds (43.0%)
  750,000  California Housing Finance Agency.................     8.160%   02/01/28       781,172
1,100,000  California Housing Finance Agency.................     7.760%   08/01/25     1,118,219
   57,995  New Orleans Home Mortgage Authority...............     6.375%   09/15/05        57,868
1,150,000  CFSB Finance Company 144A Issue (e)...............     7.542%   11/15/05     1,168,328
  495,300  Norwest Mortgage Inc..............................     7.000%   06/25/12       495,454
1,000,000  Pennsylvania Housing Finance......................     7.410%   10/01/17     1,014,688
1,211,872  Paine Webber Mortgage Acceptance Corporation......     6.924%   02/25/24     1,185,362
  737,155  International Capital Markets Acceptance
            Corporation 144A Issue (e).......................     8.250%   09/01/15       751,207
  812,072  Wyoming Community Development.....................     6.850%   06/01/10       813,341
1,000,000  Florida Housing Finance Agency....................     7.250%   01/01/29     1,014,688
  639,760  GE Capital Mortgage Services......................     6.000%   04/25/09       608,226
  500,000  GE Capital Mortgage Services......................     6.500%   12/25/23       475,425
  496,929  Morgan Stanley Capital 144A Issue (e).............     6.970%   03/01/26       487,145
  568,544  Banco Hipotecario Nacional 144A Issue (b)(e)......     7.916%   07/25/09       580,270
1,028,000  Lehman Brothers Grantor Trust.....................     7.000%   12/01/22     1,026,715
  800,000  Westam Mortgage Obligation Series.................     5.350%   06/26/20       753,000
  629,922  Collateralized Mortgage Trust.....................     5.000%   07/01/18       592,559
  404,708  Prudential Home Mortgage Securities 144A Issue
            (e)..............................................     7.500%   08/25/07       409,332
  279,420  Santa Barbara Funding II..........................     5.000%   03/20/18       262,756
  635,305  American Housing Trust............................     8.125%   06/25/18       657,936
  742,042  Bear Stearns Mortgage Securities Inc..............     8.000%   11/25/29       747,374
  622,037  Norwest Mortgage Inc..............................     7.500%   12/25/26       627,604
                                                                                     ------------
                                                                                       15,628,669
                                                                                     ------------
      Commercial Mortgage-Backed Securities (8.6%)
1,250,707  Rosewood Care Center..............................     7.250%   11/01/13     1,250,953
  901,000  Pleasant Hill Revenue Bond........................     7.950%   09/20/15       955,040
  900,000  Massachusetts Industrial Finance..................     7.100%   02/01/10       903,094
                                                                                     ------------
                                                                                        3,109,087
                                                                                     ------------
           Total other mortgage-backed securities (cost: $18,782,751)..............    19,183,518
                                                                                     ------------
           Total long-term debt securities (cost: $32,998,451).....................    33,889,211
                                                                                     ------------

              See accompanying notes to investments in securities.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                        MARKET
 SHARES                                                                                VALUE(a)
---------                                                                            ------------
PREFERRED STOCK (1.5%)
  FINANCIAL (1.5%)
      Finance-Diversified (1.5%)
   11,000  Duke Realty Investments Inc.............................................  $    554,125
                                                                                     ------------
           Total preferred stock (cost: $550,000)..................................       554,125
                                                                                     ------------
PRINCIPAL
---------
SHORT-TERM SECURITIES (6.7%)
$ 150,000  Bellsouth Telecommunications CP...................     5.595%   10/27/97       149,394
  300,000  Wal-Mart Stores CP................................     5.571%   10/15/97       299,313
   75,000  U.S. Treasury Bill................................     5.162%   10/02/97        74,992
  325,000  U.S. Treasury Bill................................     4.751%   12/11/97       321,859
  475,000  U.S. Treasury Bill................................     5.227%   11/06/97       472,710
  915,000  Baltimore Gas & Electric Co CP....................     5.606%   10/24/97       911,695
  220,000  New Jersey Gas CP.................................     5.598%   10/07/97       219,760
                                                                                     ------------
           Total short-term securities (cost: $2,449,840)..........................     2,449,723
                                                                                     ------------
           Total investments in securities (cost: $35,998,291) (f).................  $ 36,893,059
                                                                                     ------------
                                                                                     ------------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 1.6% of the net assets in foreign securities as of September 30, 1997.
(c) Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at September 30, 1997.
(d) At September 30, 1997 the total cost of investments issued on a when-issued or forward commitment basis is $912,783.
(e) Represents ownership in a restricted security which has not been registered with the Security and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the restricted securities held at September 30, 1997, which includes acquisition date and cost, is as follows:

                                                         ACQUISITION
     SECURITY:                                              DATE        COST
     --------------------------------------------------  ----------   ---------
     CFSB Finance Company 144A Issue...................   Various     $1,145,969
     Morgan Stanley Capital 144A Issue.................   12/19/96      466,181
     Banco Hipotecario Nacional 144A Issue.............   04/30/97      568,544
     International Capital Markets Acceptance
     Corporation 144A Issue............................   01/09/95      697,533
     Prudential Home Mortgage Securities 144A Issue....   10/01/96      395,982
                                                                      ---------
                                                                      $3,274,209
                                                                      ---------
                                                                      ---------

(f) At September 30, 1997 the cost of securities for federal income tax purposes was $35,998,291. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.....................  $  902,715
     Gross unrealized depreciation.....................      (7,947)
                                                         ----------
     Net unrealized appreciation.......................  $  894,768
                                                         ----------
                                                         ----------

ADVANTUS MORTGAGE SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

                                  ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost:
 $35,998,291)...............................................  $ 36,893,059
Cash in bank on demand deposit..............................        83,701
Receivable for Fund shares sold.............................        84,423
Receivable for investment securities sold...................        44,982
Accrued interest receivable.................................       306,484
                                                              ------------
    Total assets............................................    37,412,649
                                                              ------------
                               LIABILITIES
Payable for investment securities purchased.................       912,783
Payable for Fund shares redeemed............................       134,815
Payable to Adviser..........................................         9,043
                                                              ------------
    Total liabilities.......................................     1,056,641
                                                              ------------
Net assets applicable to outstanding capital stock..........  $ 36,356,008
                                                              ------------
                                                              ------------
Represented by:
  Capital stock--authorized 10 billion shares (Class A--2
   billion shares, Class B--2 billion shares, Class C--2
   billion shares and 4 billion shares unallocated) of $.01
   par value
   (note 1).................................................  $     34,476
  Additional paid-in capital................................    36,457,473
  Undistributed net investment income.......................        23,445
  Accumulated net realized loss from investments............    (1,054,154)
  Unrealized appreciation of investments....................       894,768
                                                              ------------
    Total--representing net assets applicable to outstanding
     capital stock..........................................  $ 36,356,008
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class A shares.........  $ 28,089,174
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class B shares.........  $  6,079,359
                                                              ------------
                                                              ------------
Net assets applicable to outstanding Class C shares.........  $  2,187,475
                                                              ------------
                                                              ------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 2,664,489.....................  $      10.54
                                                              ------------
                                                              ------------
  Class B--Shares outstanding 575,760.......................  $      10.56
                                                              ------------
                                                              ------------
  Class C--Shares outstanding 207,379.......................  $      10.55
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                         STATEMENT OF OPERATIONS
                                                   YEAR ENDED SEPTEMBER 30, 1997

Investment income:
  Interest..................................................  $ 2,301,137
                                                              -----------
Expenses (note 4):
  Investment advisory fee...................................      171,007
  Distribution fees--Class A................................       70,674
  Distribution fees--Class B................................       46,768
  Distribution fees--Class C................................       15,054
  Administrative services fee...............................       43,200
  Custodian fees............................................        8,570
  Auditing and accounting services..........................       16,983
  Legal fees................................................        2,776
  Directors' fees...........................................          550
  Registration fees.........................................       31,895
  Printing and shareholder reports..........................       28,323
  Insurance.................................................        5,018
  Other.....................................................        9,863
                                                              -----------
      Total expenses........................................      450,681
  Less fees and expenses waived or absorbed:
    Class A distribution fees...............................      (11,780)
    Other fund expenses.....................................     (110,000)
                                                              -----------
      Total fees and expenses waived or absorbed............     (121,780)
                                                              -----------
      Total net expenses....................................      328,901
                                                              -----------
      Investment income--net................................    1,972,236
                                                              -----------
Realized and unrealized gains on investments:
  Net realized gains on investments (note 3)................      148,640
  Net change in unrealized appreciation or depreciation on
   investments..............................................      791,063
                                                              -----------
      Net gains on investments..............................      939,703
                                                              -----------
Net increase in net assets resulting from operations........  $ 2,911,939
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.

ADVANTUS MORTGAGE SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED SEPTEMBER 30, 1997 AND 1996

                                                        1997           1996
                                                    ------------   ------------
Operations:
  Investment income--net..........................  $  1,972,236   $  1,604,960
  Net realized gains on investments...............       148,640        350,931
  Net change in unrealized appreciation or
   depreciation on investments....................       791,063       (689,709)
                                                    ------------   ------------
      Increase in net assets resulting from
       operations.................................     2,911,939      1,266,182
                                                    ------------   ------------
Distributions to shareholders from investment
 income--net:
    Class A.......................................    (1,630,387)    (1,434,649)
    Class B.......................................      (289,700)      (125,313)
    Class C.......................................       (93,478)       (37,597)
                                                    ------------   ------------
      Total distributions.........................    (2,013,565)    (1,597,559)
                                                    ------------   ------------
Capital share transactions (notes 4 and 5):
  Proceeds from sales:
    Class A.......................................     8,672,015      4,801,997
    Class B.......................................     3,147,537      2,787,439
    Class C.......................................     1,651,549      1,182,431
  Proceeds from the issuance of shares as a result
   of reinvested dividends:
    Class A.......................................     1,164,456        976,397
    Class B.......................................       228,846        103,411
    Class C.......................................        78,808         31,389
  Payments for redemption of shares:
    Class A.......................................    (6,201,994)    (7,130,212)
    Class B.......................................      (760,150)      (555,653)
    Class C.......................................      (729,285)      (382,103)
                                                    ------------   ------------
      Increase in net assets from capital share
       transactions...............................     7,251,782      1,815,096
                                                    ------------   ------------
      Total increase in net assets................     8,150,156      1,483,719
Net assets at beginning of year...................    28,205,852     26,722,133
                                                    ------------   ------------
Net assets at end of year (including undistributed
 net investment income of $23,445 and $58,443,
 respectively)....................................  $ 36,356,008   $ 28,205,852
                                                    ------------   ------------
                                                    ------------   ------------

                See accompanying notes to financial statements.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1997
(1) ORGANIZATION
    The Advantus Mortgage Securities Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with prudent investment risk.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

    Delivery and payment for securities which have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities

ADVANTUS MORTGAGE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED) are subject to market fluctuations. As of September 30, 1997, the Fund had entered into outstanding when-issued or forward commitments of $912,783. The Fund has segregated assets, with the Fund's custodian, to cover such when-issued and forward commitment transactions.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to increase undistributed net investment income and decrease additional paid in capital by $6,331.

    For federal income tax purposes, the Fund has a capital loss carryover in the amount of $1,054,154 which, if not offset by subsequent capital gains, will expire September 30, 2003. It is unlikely the board of directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1997, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $31,462,646 and $25,191,496, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent, The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .575 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to Ascend Financial Services, Inc. (Ascend), formerly known as MIMLIC Sales Corporation, the underwriter of the Fund and

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED) wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .25 percent. Ascend waived Class A distribution fees in the amount of $11,780 for the year ended September 30, 1997.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

    The Fund pays an administrative services fee, equal to $3,600 per month, to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the year ended September 30, 1997, Advantus Capital voluntarily agreed to absorb $110,000 in expenses that were otherwise payable by the Fund.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $190,368.

    As of September 30, 1997, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned 621,522 Class A shares which represents 23.3 percent of the total outstanding Class A shares.

    During the period ended September 30, 1997, legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,776.

(5) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the year ended September 30, 1997 and 1996 were as follows:

                                                          CLASS A                CLASS B               CLASS C
                                                   ----------------------  --------------------  --------------------
                                                      1997        1996       1997       1996       1997       1996
                                                   ----------  ----------  ---------  ---------  ---------  ---------
Sold.............................................     841,660     464,458    296,289    269,093    159,102    114,493
Issued for reinvested distributions..............     112,100      94,676     22,005     10,057      7,526      3,094
Redeemed.........................................    (605,665)   (687,451)   (72,194)   (54,084)   (70,547)   (37,284)
                                                   ----------  ----------  ---------  ---------  ---------  ---------
                                                      348,095    (128,317)   246,100    225,066     96,081     80,303
                                                   ----------  ----------  ---------  ---------  ---------  ---------
                                                   ----------  ----------  ---------  ---------  ---------  ---------

(6) RESTRICTED SECURITIES
    At September 30, 1997, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (restricted securities). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in securities that are not readily marketable, including restricted securities, to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of restricted securities held by the Fund at September 30, 1997 was $3,396,282 which represents 9.3% of net assets.

ADVANTUS MORTGAGE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                             CLASS A
                                -----------------------------------------------------------------
                                                                   PERIOD FROM
                                                                   NOVEMBER 1,
                                   YEAR ENDED SEPTEMBER 30,          1993 TO        YEAR ENDED
                                -------------------------------   SEPTEMBER 30,     OCTOBER 31,
                                  1997       1996      1995(a)       1994(b)           1993
                                ---------  ---------  ---------  ---------------  ---------------
Net asset value, beginning of
 period.......................  $   10.23  $   10.36  $    9.70     $   11.06        $   10.94
                                ---------  ---------  ---------       -------          -------
Income from investment
 operations:
  Net investment income.......        .70        .62        .62           .53              .63
  Net gains or losses on
   securities (both realized
   and unrealized)............        .33       (.13)       .65          (.99)             .55
                                ---------  ---------  ---------       -------          -------
    Total from investment
     operations...............       1.03        .49       1.27          (.46)            1.18
                                ---------  ---------  ---------       -------          -------
Less distributions:
  Dividends from net
   investment income..........       (.72)      (.62)      (.61)         (.53)            (.63)
  Distributions from capital
   gains......................         --         --         --          (.37)            (.43)
                                ---------  ---------  ---------       -------          -------
    Total distributions.......       (.72)      (.62)      (.61)         (.90)           (1.06)
                                ---------  ---------  ---------       -------          -------
Net asset value, end of
 period.......................  $   10.54  $   10.23  $   10.36     $    9.70        $   11.06
                                ---------  ---------  ---------       -------          -------
                                ---------  ---------  ---------       -------          -------
Total return (d)..............       10.4%       4.8%      13.5%         (4.3)%           11.4%
Net assets, end of period (in
 thousands)...................  $  28,089  $  23,692  $  25,317     $  27,105        $  27,073
Ratio of expenses to average
 daily net assets (e).........        .95%      1.26%      1.29%         1.24%(f)         1.17%
Ratio of net investment income
 to average daily net assets
 (e)..........................       6.77%      6.05%      6.23%         5.73%(f)         5.77%
Portfolio turnover rate
 (excluding short-term
 securities)..................       85.1%     125.2%     203.7%        236.2%           135.0%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c) Commencement of operations.
(d) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                                     CLASS B                                    CLASS C
                                --------------------------------------------------  --------------------------------
                                                                     PERIOD FROM
                                                                     AUGUST 19,
                                    YEAR ENDED SEPTEMBER 30,         1994(c) TO         YEAR ENDED SEPTEMBER 30,
                                ---------------------------------   SEPTEMBER 30,   --------------------------------
                                  1997       1996       1995(a)         1994             1997             1996
                                ---------  ---------  -----------  ---------------  ---------------  ---------------
Net asset value, beginning of
 period.......................  $   10.24  $   10.37   $    9.70      $    9.83        $   10.23        $   10.37
                                ---------  ---------  -----------        ------           ------           ------
Income from investment
 operations:
  Net investment income.......        .63        .54         .53            .06              .63              .54
  Net gains or losses on
   securities (both realized
   and unrealized)............        .33       (.13)        .67           (.13)             .33             (.14)
                                ---------  ---------  -----------        ------           ------           ------
    Total from investment
     operations...............        .96        .41        1.20           (.07)             .96              .40
                                ---------  ---------  -----------        ------           ------           ------
Less distributions:
  Dividends from net
   investment income..........       (.64)      (.54)       (.53)          (.06)            (.64)            (.54)
  Distributions from capital
   gains......................         --         --          --             --               --               --
                                ---------  ---------  -----------        ------           ------           ------
    Total distributions.......       (.64)      (.54)       (.53)          (.06)            (.64)            (.54)
                                ---------  ---------  -----------        ------           ------           ------
Net asset value, end of
 period.......................  $   10.56  $   10.24   $   10.37      $    9.70        $   10.55        $   10.23
                                ---------  ---------  -----------        ------           ------           ------
                                ---------  ---------  -----------        ------           ------           ------
Total return (d)..............        9.7%       4.1%       12.7%           (.7)%            9.7%             4.1%
Net assets, end of period (in
 thousands)...................  $   6,079  $   3,375   $   1,084      $      60        $   2,187        $   1,139
Ratio of expenses to average
 daily net assets (e).........       1.70%      2.01%       2.05%           .28%(g)         1.70%            2.01%
Ratio of net investment income
 to average daily net assets
 (e)..........................       6.08%      5.38%       5.32%           .60%(g)         6.11%            5.39%
Portfolio turnover rate
 (excluding short-term
 securities)..................       85.1%     125.2%      203.7%         236.2%            85.1%           125.2%


                                  PERIOD FROM
                                   MARCH 1,
                                  1995(c) TO
                                 SEPTEMBER 30,
                                     1995
                                ---------------
Net asset value, beginning of
 period.......................     $    9.90
                                      ------
Income from investment
 operations:
  Net investment income.......           .31
  Net gains or losses on
   securities (both realized
   and unrealized)............           .47
                                      ------
    Total from investment
     operations...............           .78
                                      ------
Less distributions:
  Dividends from net
   investment income..........          (.31)
  Distributions from capital
   gains......................            --
                                      ------
    Total distributions.......          (.31)
                                      ------
Net asset value, end of
 period.......................     $   10.37
                                      ------
                                      ------
Total return (d)..............           7.9%
Net assets, end of period (in
 thousands)...................     $     321
Ratio of expenses to average
 daily net assets (e).........          2.05%(f)
Ratio of net investment income
 to average daily net assets
 (e)..........................          5.26%(f)
Portfolio turnover rate
 (excluding short-term
 securities)..................         203.7%

------------

(e) The Fund's Adviser and Distributor voluntarily waived or absorbed $121,780, $35,718, $36,128, $43,505 and $34,773 in expenses for the years ended
    September 30, 1997, 1996 and 1995, the period ended September 30, 1994 and the year ended October 31, 1993, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.37%, 1.40%, 1.42%, 1.41% and 1.31%, respectively, and the ratio of net investment income to average daily net assets would have been 6.35%, 5.91%, 6.10%, 5.56% and 5.63%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.07%, 2.09% and 2.11%, and the ratio of net investment income to average daily net assets would have been 5.71%, 5.30% and 5.26% for years ended September 30, 1997, 1996 and 1995, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.07%, 2.08% and 2.11%, respectively, and the ratio of net investment income to average daily net assets would have been 5.74%, 5.32% and 5.20% for the years ended September 30, 1997, 1996 and the period ended September 30, 1995, respectively.
(f) Adjusted to an annual basis.
(g) Ratios presented for the period from August 19, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Mortgage Securities Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Mortgage Securities Fund, Inc. (the Fund) as of September 30, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the three years then ended, the period from November 1, 1993 to September 30, 1994 and the year ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1997 and the results of its operations, changes in its net assets and financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 7, 1997

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                  FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1997. Dividends for the 1997 calendar year will be reported to you on Form 1099-Div in late January 1998. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

Income distributions--taxable as dividend income, none qualifying for deduction by corporations

PAYABLE DATE                                                                                                  PER SHARE
------------------------------------------------------------------------------------------------------------  ---------
October 31, 1996............................................................................................  $   .0574
November 30, 1996...........................................................................................      .0541
December 31, 1996...........................................................................................      .0713
January 31, 1997............................................................................................      .0555
February 28, 1997...........................................................................................      .0545
March 31, 1997..............................................................................................      .0566
April 30, 1997..............................................................................................      .0738
May 31, 1997................................................................................................      .0387
June 30, 1997...............................................................................................      .0641
July 31, 1997...............................................................................................      .0618
August 31, 1997.............................................................................................      .0637
September 30, 1997..........................................................................................      .0651
                                                                                                              ---------
                                                                                                              $   .7166
                                                                                                              ---------
                                                                                                              ---------

CLASS B

Income distributions--taxable as dividend income, none qualifying for deduction by corporations

PAYABLE DATE                                                                                                  PER SHARE
------------------------------------------------------------------------------------------------------------  ---------
October 31, 1996............................................................................................  $   .0509
November 30, 1996...........................................................................................      .0477
December 31, 1996...........................................................................................      .0647
January 31, 1997............................................................................................      .0490
February 28, 1997...........................................................................................      .0488
March 31, 1997..............................................................................................      .0501
April 30, 1997..............................................................................................      .0676
May 31, 1997................................................................................................      .0322
June 30, 1997...............................................................................................      .0577
July 31, 1997...............................................................................................      .0552
August 31, 1997.............................................................................................      .0571
September 30, 1997..........................................................................................      .0588
                                                                                                              ---------
                                                                                                              $   .6398
                                                                                                              ---------
                                                                                                              ---------

ADVANTUS MORTGAGE SECURITIES FUND
FEDERAL INCOME TAX INFORMATION--CONTINUED

CLASS C

Income distributions--taxable as dividend income, none qualifying for deduction by corporations

PAYABLE DATE                                                                                                  PER SHARE
------------------------------------------------------------------------------------------------------------  ---------
October 31, 1996............................................................................................  $   .0508
November 30, 1996...........................................................................................      .0477
December 31, 1996...........................................................................................      .0647
January 31, 1997............................................................................................      .0489
February 28, 1997...........................................................................................      .0485
March 31, 1997..............................................................................................      .0501
April 30, 1997..............................................................................................      .0676
May 31, 1997................................................................................................      .0322
June 30, 1997...............................................................................................      .0577
July 31, 1997...............................................................................................      .0552
August 31, 1997.............................................................................................      .0571
September 30, 1997..........................................................................................      .0587
                                                                                                              ---------
                                                                                                              $   .6392
                                                                                                              ---------
                                                                                                              ---------

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, SIMPLE, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Sign up for

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telephone redemption on the Advantus Application or complete a Service Request
Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call (1-800-665-6005). Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through your local registered representative of Ascend Financial Services, Inc. (formerly known as MIMLIC Sales Corporation), distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.5 billion in assets in addition to $1.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund

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     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-888-AFS-1838
                                (1-888-237-1838)

ASCEND FINANCIAL SERVICES, INC.                         BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48641 Rev. 11-1997